SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     June 14, 2000
                                                 -----------------------


                            CNH RECEIVABLES INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



          Delaware                   333-82741                76-0439709
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)



100 South Saunders Road, Lake Forest                               60045
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code     (847) 735-9200



                               Not Applicable
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         In the Prospectus Supplement dated March 9, 2000, issued under Registration Statement No. 333-82741, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of CNH Equipment Trust 2000-A upon completion of the Funding Period. Following below is such information:


                                          Composition of the Receivables
                                        as of the end of the Funding Period

 Weighted                                                                                    Average
  Average                                                Weighted         Weighted         Statistical
  APR of      Aggregate Statistical     Number of         Average          Average          Contract
Receivables      Contract Value        Receivables    Remaining Term    Original Term        Value
----------    ---------------------    -----------    --------------    -------------      -----------
  7.733%        $1,131,226,371.05         44,973       47.54 months      52.86 months      $25,153.46





                                      Distribution by APR of the Receivables
                                      as of the end of the Funding Period 1/

                                                         Aggregate             Percent of
                                                        Statistical            Aggregate
                                     Number of            Contract            Statistical
APR Range                           Receivables            Value             Contract Value
---------                           -----------         -----------          --------------

  3.000%  -   3.999%                   4,741         $102,898,450.05             9.10%
  4.000%  -   4.999%                   3,155           83,827,596.23             7.41
  5.000%  -   5.999%                   5,480          160,306,940.06            14.17
  6.000%  -   6.999%                   7,161          162,620,261.90            14.38
  7.000%  -   7.999%                   4,368          117,385,628.82            10.38
  8.000%  -   8.999%                   1,235           57,536,436.81             5.09
  9.000%  -   9.999%                   3,770          231,719,208.81            20.48
  10.000%  - 10.999%                   8,160          149,355,989.01            13.20
  11.000%  - 11.999%                   5,225           50,719,308.32             4.48
  12.000%  - 12.999%                   1,207           10,561,760.33             0.93
  13.000%  - 13.999%                     325            3,178,557.55             0.28
  14.000%  - 14.999%                      83              676,830.38             0.06
  15.000%  - 15.999%                      45              284,344.48             0.03
  16.000%  - 16.999%                       7               48,153.91             0.00
  17.000%  - 17.999%                       2               31,990.57             0.00
  18.000%  - 18.999%                       7               28,917.59             0.00
  20.000%  - 20.999%                       1               21,512.70             0.00
  24.000%  - 24.999%                       1               24,483.53             0.00
                                      ------        ----------------           ------
         Total                        44,973       $1,131,226,371.05           100.00%
                                      ======        ================           ======
--------
1/ Totals may not add to 100% due to rounding


                                     2






                                      Distribution by Equipment Type of the Receivables
                                            as of the end of the Funding Period 1/

                                                                               Percent of
                                                           Aggregate           Aggregate
                                                          Statistical         Statistical
                                       Number of           Contract            Contract
Type                                  Receivables            Value                Value
----                                  -----------         -----------         -----------
Agricultural
         New                            14,816          $352,111,561.55          31.13%
         Used                           15,173           395,560,116.20          34.97
Construction
         New                            11,059           281,020,853.70          24.84
         Used                            3,925           102,533,839.60           9.06
                                        ------         ----------------         ------
       Total                            44,973        $1,131,226,371.05         100.00%
                                        ======         ================         ======




                           Distribution by Payment Frequency of the Receivables
                                  as of the end of the Funding Period 2/

                                                                                  Percent of
                                                            Aggregate             Aggregate
                                                           Statistical           Statistical
                                         Number of          Contract              Contract
Frequency                               Receivables          Value                 Value
---------                               -----------        -----------           -----------

Annual                                    17,659         $555,489,850.09            49.11%
Semi-Annual                                1,736           47,902,604.02             4.23
Quarterly                                    495            8,863,963.24             0.78
Monthly                                   24,466          499,679,743.40            44.17
Irregular                                    617           19,290,210.30             1.71
                                          ------        ----------------           ------
       Total                              44,973       $1,131,226,371.05           100.00%
                                          ======        ================           ======










--------
1/ Totals may not add to 100% due to rounding
2/ Totals may not add to 100% due to rounding


                                     3






                         Distribution by Current Contract Value of the Receivables
                                   as of the end of the Funding Period 1/

                                                                                         Percent of
              Statistical                                            Aggregate           Aggregate
                Contract                                            Statistical         Statistical
                 Value                            Number of          Contract             Contract
                 Range                           Receivables           Value               Value
                 -----                           -----------           -----               -----

  $        0.00 -        4,999.99                   5,735        $ 17,444,647.66           1.54%
       5,000.00 -        9,999.99                   7,839          58,460,532.95           5.17
      10,000.00 -       14,999.99                   7,829          97,552,144.73           8.62
      15,000.00 -       19,999.99                   5,970         103,070,672.24           9.11
      20,000.00 -       24,999.99                   3,534          78,490,699.05           6.94
      25,000.00 -       29,999.99                   2,371          64,775,208.78           5.73
      30,000.00 -       34,999.99                   1,712          55,369,608.18           4.89
      35,000.00 -       39,999.99                   1,563          58,459,644.65           5.17
      40,000.00 -       44,999.99                   1,358          57,538,036.24           5.09
      45,000.00 -       49,999.99                   1,200          56,816,268.05           5.02
      50,000.00 -       54,999.99                   1,033          54,035,001.75           4.78
      55,000.00 -       59,999.99                     796          45,673,250.81           4.04
      60,000.00 -       64,999.99                     668          41,646,849.85           3.68
      65,000.00 -       69,999.99                     477          32,161,853.78           2.84
      70,000.00 -       74,999.99                     423          30,574,221.51           2.70
      75,000.00 -       99,999.99                   1,291         111,343,684.35           9.84
     100,000.00 -      199,999.99                   1,057         131,967,788.65          11.67
     200,000.00 -      299,999.99                      77          18,391,484.38           1.63
     300,000.00 -      499,999.99                      29          10,401,071.41           0.92
     500,000.00 -      699,999.99                       9           5,313,735.01           0.47
     700,000.00 -      899,999.99                       1             813,197.41           0.07
     Greater than 900,000.00                            1             926,769.61           0.08
                                                   ------       ----------------         ------
           Total                                   44,973      $1,131,226,371.05         100.00%
                                                   ======       ================         ======

--------
1/ Totals may not add to 100% due to rounding

                                     4






                           Geographic Distribution of the Receivables
                              as of the end of the Funding Period 1/

                                       Percent of                                                  Percent of
                                       Aggregate                                                   Aggregate
                                       Statistical                                                 Statistical
State 2/                             Contract Value          State                               Contract Value
-----                                --------------          -----                               --------------
Alabama.............................     1.12%               Montana............................     0.99%
Alaska..............................     0.09                Nebraska...........................     3.31
Arizona.............................     0.89                Nevada.............................     0.56
Arkansas............................     3.57                New Hampshire......................     0.28
California..........................     3.56                New Jersey.........................     1.08
Colorado............................     1.90                New Mexico.........................     0.35
Connecticut.........................     0.54                New York...........................     3.08
Delaware............................     0.36                North Carolina.....................     2.46
District of Columbia................     0.00                North Dakota.......................     2.06
Florida.............................     2.03                Ohio...............................     3.19
Georgia.............................     2.66                Oklahoma...........................     1.73
Hawaii..............................     0.15                Oregon.............................     1.55
Idaho...............................     1.52                Pennsylvania.......................     3.08
Illinois ...........................     5.95                Rhode Island.......................     0.09
Indiana.............................     3.95                South Carolina.....................     1.33
Iowa................................     6.08                South Dakota  .....................     2.63
Kansas  ............................     2.96                Tennessee..........................     2.29
Kentucky............................     2.11                Texas..............................     5.77
Louisiana...........................     1.53                Utah...............................     0.66
Maine...............................     0.31                Vermont............................     0.39
Maryland............................     1.40                Virginia...........................     1.58
Massachusetts.......................     0.61                Washington.........................     1.30
Michigan............................     3.08                West Virginia......................     0.30
Minnesota...........................     4.97                Wisconsin..........................     2.86
Mississippi   ......................     2.21                Wyoming............................     0.42
Missouri............................     3.11                                                        ----
                                                               Total ...........................   100.00%
                                                                                                   ======






--------
1/ Totals may not add to 100% due to rounding
2/ Based on billing addresses of Obligors.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CNH RECEIVABLES INC.
                                                      (Registrant)




Dated:   June 28, 2000                          By:   /s/ Robert A. Wegner
                                                      -----------------------
                                                       Robert A. Wegner
                                                       Senior Vice President


                                     S-1